EXHIBIT 99.2





                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of International Smart Sourcing, Inc. (the "Company") on Form 10-Q for the period ending June 28, 2002 as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, Arthur Myers, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.




                                                      /s/    Arthur Myers
                                                      --------------------------
                                                       Arthur Myers
                                                       Chief Financial Officer
                                                       August 12, 2002